UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 23, 2026

PFIZER INC.
(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or other	(Commission File	(I.R.S. Employer
jurisdiction of	Number)	Identification No.)
incorporation)

66 Hudson Boulevard East		10001-2192
New York,	New York	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(212) 733-2323

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.05 par value	PFE	New York Stock Exchange
1.000% Notes due 2027	PFE/27	New York Stock Exchange
2.875% Notes due 2029	PFE/29	New York Stock Exchange
3.250% Notes due 2032	PFE/32	New York Stock Exchange
3.875% Notes due 2037	PFE/37A	New York Stock Exchange
4.250% Notes due 2045	PFE/45	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
(a) The Pfizer Inc. (the "Company") Annual Meeting of Shareholders was held on April 23, 2026.
(b) Shareholders voted on the matters set forth below.

1. The nominees for election to the Company’s Board of Directors set forth in Item 1 to the Company’s Proxy Statement filed with the U.S. Securities and Exchange Commission on March 12, 2026 were elected to hold office until the Company’s next Annual Meeting of Shareholders, based upon the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker non-vote
Ronald E. Blaylock	3,442,653,662	102,600,748	11,374,500	941,392,137
Albert Bourla	3,261,211,737	272,132,573	23,284,563	941,392,137
Mortimer J. Buckley	3,403,974,675	141,036,932	11,617,303	941,392,137
Susan Desmond-Hellmann	3,401,932,807	141,056,147	13,639,956	941,392,137
Joseph J. Echevarria	2,929,511,380	612,413,502	14,702,274	941,392,137
Scott Gottlieb	3,415,886,776	130,394,185	10,343,738	941,392,137
Dan R. Littman	3,383,769,589	161,740,872	11,118,449	941,392,137
Shantanu Narayen	3,313,318,763	231,613,932	11,695,915	941,392,137
Suzanne Nora Johnson	3,272,936,863	273,506,151	10,185,896	941,392,137
James Quincey	3,453,778,741	91,549,236	11,300,933	941,392,137
James C. Smith	3,284,035,682	261,217,699	11,375,529	941,392,137
Cyrus Taraporevala	3,468,177,423	76,665,721	11,785,766	941,392,137

2. The proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2026 fiscal year was approved based upon the following votes:

Votes for approval	4,160,827,231
Votes against	321,979,096
Abstentions	15,214,720
Broker non-votes	n/a

3. The proposal to approve the Pfizer Inc. 2019 Stock Plan, as amended April 2026 was approved based upon the following votes:

Votes for approval	3,227,692,578
Votes against	305,428,376
Abstentions	23,507,956
Broker non-votes	941,392,137

4. The proposal to approve, on an advisory basis, the 2026 compensation of the Company's Named Executive Officers was approved based upon the following votes:

Votes for approval	3,099,249,442
Votes against	423,935,881
Abstentions	33,443,287
Broker non-votes	941,392,137

5. The shareholder proposal to Adopt Adopt An Independent Chair Policy was not approved based upon the following votes:

Votes for approval	1,015,206,372
Votes against	2,509,042,021
Abstentions	32,354,566
Broker non-votes	941,392,137

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFIZER INC.

Dated: April 27, 2026	By:	/s/ Margaret M. Madden
Margaret M. Madden
Senior Vice President and Corporate Secretary
Chief Governance Counsel